UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

SYNAPTICS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	000-49602	77-0118518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1109 McKay Drive San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 904-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYNA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 25, 2026, Synaptics Incorporated, a Delaware corporation (the “Company” or “Synaptics”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), by and among the Company, ON Semiconductor Corporation, a Delaware corporation (“Parent” or “onsemi”), and Sonic Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), which provides, among other things, that subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as an indirect, wholly-owned subsidiary of Parent (the “Surviving Corporation”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

Merger Consideration

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), by virtue of the Merger, each share of common stock of the Company, $0.001 par value per share (“Company Common Stock”), issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive 1.350 validly issued, fully paid and non-assessable shares of common stock of Parent, par value $0.01 per share (“Parent Common Stock”) (such number of shares, the “Exchange Ratio,” and such consideration, the “Merger Consideration”).

Treatment of Company Equity Awards

Pursuant to the Merger Agreement, at the Effective Time:

•
Each award of restricted stock units of the Company (each a “Company RSU”) that is outstanding and unvested and held by an individual who, as of immediately following the Effective Time, constitutes an “employee” of Parent within the meaning of Form S-8 (each, a “Company Converted RSU”), will be assumed by Parent and converted into a restricted stock unit award denominated in shares of Parent Common Stock, subject to the same terms and conditions as were applicable to such Company RSU immediately before the Effective Time, except as set forth in the Merger Agreement.

•
Each Company RSU that is outstanding and that (A) is vested but not settled, (B) by its terms becomes vested in connection with the closing of the Merger or (C) is held by a non-employee member of the Company’s board of directors (each, a “Company Accelerated RSU”), will be cancelled, and such holders will be entitled to receive an amount of the Merger Consideration applicable to shares of Company Common Stock subject to such Company Accelerated RSUs, as determined in accordance with the formula specified in the Merger Agreement, less applicable tax withholdings.

•
Each performance stock unit of the Company (each a “Company PSU”) that is outstanding and unvested and held by an individual who, as of immediately following the Effective Time, constitutes an “employee” of Parent within the meaning of Form S-8 (each, a “Company Converted PSU”), will be assumed by Parent and converted into a performance-based stock unit award denominated in shares of Parent Common Stock, as determined in accordance with the formula specified in the Merger Agreement and subject to the same terms and conditions as were applicable to such Company PSU immediately before the Effective Time, except as set forth in the Merger Agreement.

•
Each Company PSU that is outstanding and that (A) is vested but not settled, (B) by its terms becomes vested in connection with the closing of the Merger or (C) is held by a non-employee member of the Company’s board of directors (each, a “Company Accelerated PSU”), will be cancelled, and such holders will be entitled to receive an amount of the Merger Consideration applicable to shares of Company Common Stock subject to such Company Accelerated PSUs, as determined in accordance with the formula specified in the Merger Agreement, less applicable tax withholdings.

•
Each market stock unit of the Company (each, a “Company MSU”) that is outstanding and unvested and held by an individual who, as of immediately following the Effective Time, constitutes an “employee” of Parent within the meaning of Form S-8 (each, a “Company Converted MSU”), will be assumed by Parent and converted into a restricted stock unit award denominated in shares of Parent Common Stock, as determined in accordance with the formula specified in the Merger Agreement and, subject to the same terms and conditions as were applicable to such Company MSU immediately before the Effective Time, except as set forth in the Merger Agreement.

•
Each Company MSU that is outstanding and that (A) is vested but not settled, (B) by its terms becomes vested in connection with the closing of the Merger or (C) is held by a non-employee member of the Company’s board of directors (each, a “Company Accelerated MSU”), will be cancelled, and such holders will be entitled to receive an amount of the Merger Consideration applicable to shares of Company Common Stock subject to such Company Accelerated MSUs, as determined in accordance with the formula specified in the Merger Agreement, less applicable tax withholdings.

Closing Conditions

The consummation of the Merger is subject to the satisfaction or waiver of certain customary closing conditions, including (1) the accuracy of the respective representations and warranties of the parties in the Merger Agreement (subject to certain materiality qualifiers); (2) compliance by the parties with their respective covenants in the Merger Agreement in all material respects; (3) the receipt by each party of opinions to the effect that the Merger will qualify as a reorganization for U.S. federal income tax purposes; (4) the absence of a material adverse effect (as defined in the Merger Agreement) with respect to the Company or Parent on or after the date of the Merger Agreement that is continuing as of immediately prior to the closing of the Merger; (5) the effectiveness of the registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission (the “SEC”) by Parent in connection with the issuance of the shares of Parent Common Stock pursuant to the Merger Agreement, and the absence of any stop order suspending such effectiveness or proceeding for the purpose of suspending such effectiveness being pending before the SEC; (6) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock entitled to vote thereon (the “Required Company Stockholder Vote”); (7) the expiration or termination of any applicable antitrust waiting periods, and the obtaining of all required governmental authorizations under applicable antitrust laws and any required approvals under applicable foreign direct investment laws; (8) the approval for listing on the Nasdaq Global Select Market of the shares of Parent Common Stock to be issued pursuant to the Merger Agreement, including the shares of Parent Common Stock to be issued upon the vesting and settlement of Company Converted RSUs, Company Converted PSUs or Company Converted MSUs; and (9) the absence of any relevant legal restraint that would prevent, enjoin or make illegal the consummation of the transactions contemplated by the Merger Agreement.

Representations and Warranties and Covenants

The Merger Agreement contains customary representations and warranties from both the Company, on the one hand, and Parent and Merger Sub, on the other hand, and each party has agreed to customary covenants, including, among others, relating to the conduct of its respective business between the execution of the Merger Agreement and the Effective Time. In addition, subject to the terms and conditions of the Merger Agreement, the parties have agreed to use reasonable efforts to (i) take all actions reasonably necessary to complete the Merger and the other transactions contemplated by the Merger Agreement, including preparing and making all required or appropriate filings, notifications and applications, including under applicable antitrust and foreign direct investment laws; (ii) obtain, as promptly as reasonably practicable, all required or appropriate governmental and third-party approvals and clearances; (iii) defend any legal proceedings challenging the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement; and (iv) obtain all necessary or required third-party consents, approvals or waivers.

The Merger Agreement also provides that the Company is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions. In addition, the Company’s board of directors is required to recommend that its stockholders vote in favor of the transaction, subject to exceptions for superior proposals and other situations where failure to effect a recommendation change would be inconsistent with the fiduciary duties of the Company’s board of directors.

Termination and Fees

The Merger Agreement contains termination rights for each of Parent and the Company, including: (1) by mutual written consent of Parent and the Company at any time prior to the Effective Time; (2) if the consummation of the Merger does not occur on or before 11:59 Pacific Time on June 25, 2027, subject to certain extensions aggregating to up to 21 months from the date of the Merger Agreement in order to obtain required regulatory approvals (such date and time, as may be extended pursuant to the Merger Agreement (the “End Date”)); (3) at any time prior to the Effective Time if a relevant legal restraint permanently preventing, enjoining or making illegal the consummation of the Merger shall have become final and non-appealable; (4) if the Required Company Stockholder Vote is not obtained at the meeting of the Company’s stockholders to adopt the Merger Agreement (the “Company Stockholder Meeting”); (5) if the other party breaches its representations, warranties or covenants in the Merger Agreement in a way that would entitle the party seeking to terminate the Merger Agreement not to consummate the Merger, subject to the right of the breaching party to cure the breach. In addition, prior to receiving approval of the Merger Agreement by the Company’s stockholders, (1) Parent may terminate if the Company’s board of directors fails to include its recommendation that the Company’s stockholders adopt and approve the Merger Agreement and the transactions contemplated thereby in the proxy statement/prospectus to be sent to the Company’s stockholders in connection with the Company Stockholder Meeting or makes or publicly discloses a change in its recommendation, (2) the Company may terminate the Merger Agreement to enter into a definitive agreement for certain superior proposals (as defined in the Merger Agreement), provided that the Company’s board of directors has authorized such action, the Company concurrently enters into such agreement and pays the applicable termination fee to Parent, and the Company is not in material breach of the Merger Agreement.

Upon the termination of the Merger Agreement under specified circumstances, including, among others, the termination by Parent in the event of a change of recommendation by the Company’s board of directors, the Company will be required to pay Parent a termination fee of $235,000,000. In addition, the Parent will be required to pay the Company a regulatory termination fee equal to $320,000,000 if the Merger Agreement is terminated in certain circumstances related to the failure to obtain required regulatory approvals prior to the End Date.

Additional Information

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Subject to the terms of the Merger Agreement, the representations and warranties set forth in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, and (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other parties in accordance with the Merger Agreement, (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws, and (iv) were made only as of the dates specified in the Merger Agreement.

Item 7.01	Regulation FD Disclosure.

On June 25, 2026, the Company and Parent jointly issued a press release regarding the entry into the Merger Agreement.  The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Further, on June 25, 2026, the Company disseminated the following materials in connection with the announcement of the Merger:

•	Investor Presentation, dated June 25, 2026 (Exhibit 99.2)

•	Social Media Posts by Synaptics Related to the Merger (LinkedIn, Instagram, X, Facebook, WeChat, Weibo), posted on June 25, 2026 (Exhibit 99.3)
•	All-Employee Email from CEO of Synaptics to Synaptics Employees, sent on June 25, 2026 (Exhibit 99.4)
•	FAQ made available to employees of Synaptics on June 25, 2026 (Exhibit 99.5)
•	Email sent to Customers of Synaptics on June 25, 2026 (Exhibit 99.6)
•	Email sent to Industry Partners of Synaptics on June 25, 2026 (Exhibit 99.7)
•	Email sent to Suppliers of Synaptics on June 25, 2026 (Exhibit 99.8)

The information contained in this Item 7.01 and in the accompanying Exhibits 99.1-99.8 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This communication relates to a proposed business combination transaction between Synaptics Incorporated and ON Semiconductor Corporation. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on Synaptics’ and onsemi’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Synaptics and onsemi, all of which are subject to change.  Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology that convey uncertainty of future events or outcomes.

These forward-looking statements involve known and unknown risks and uncertainties, which may cause Synaptics’ or onsemi’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from regulators or the stockholders of Synaptics for the transaction are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Synaptics or onsemi, including restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; (5) the ability of Synaptics and onsemi to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; (10) uncertainty as to the long-term value of onsemi’s common stock; (11) legislative, regulatory and economic developments; and (12) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Synaptics’ and onsemi’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Synaptics’ overall business, including those more fully described in Synaptics’ filings with the SEC including its annual report on Form 10-K for the fiscal year ended June 28, 2025, and its quarterly reports filed on Form 10-Q for the current fiscal year, and onsemi’s overall business and financial condition, including those more fully described in onsemi’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2025, and its quarterly reports filed on Form 10-Q for its current fiscal year. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Synaptics nor its management undertakes any obligation to update or revise any forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information about the Transaction and Where To Find It

The proposed transaction will be submitted to the stockholders of Synaptics for their consideration. In connection with the proposed transaction, onsemi will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Synaptics and that also constitutes a prospectus of onsemi. Each of Synaptics and onsemi will provide the proxy statement/prospectus to Synaptics stockholders. Synaptics and onsemi also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which Synaptics or onsemi may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties on Synaptics Investor Relations at https://investor.synaptics.com/ (for documents filed with the SEC by Synaptics) or onsemi Investor Relations at https://investor.onsemi.com/ (for documents filed with the SEC by onsemi).

Participants in the Solicitation

Synaptics, onsemi, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Synaptics stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Synaptics stockholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find more detailed information about Synaptics’ executive officers and directors under the headings “Proposal 1 – Election of Directors,” “Director Compensation,” “Compensation Discussion and Analysis,” “Named Executive Officer Compensation Tables,” “CEO Pay Ratio Disclosure,” “Pay Versus Performance Disclosure” and “Beneficial Ownership of Certain Stockholders” in its definitive proxy statement filed with the SEC on September 16, 2025. To the extent holdings of Synaptics common stock by the directors and executive officers of Synaptics have changed from the amounts of Synaptics common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=817720&owner=exclude under the tab “Ownership Disclosures”.  You can find more detailed information about onsemi’s executive officers and directors under the headings “The Board of Directors and Corporate Governance,” “Compensation of Executive Officers” and “Stock Ownership” in its definitive proxy statement filed with the SEC on April 2, 2026. To the extent holdings of onsemi common stock by the directors and executive officers of onsemi have changed from the amounts of onsemi common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1097864&owner=exclude under the tab “Ownership Disclosures”.  Additional information about Synaptics’ executive officers and directors and onsemi’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Reorganization, dated as of June 25, 2026, by and among ON Semiconductor Corporation, Sonic Acquisition Corp., and Synaptics Incorporated.*
99.1	Joint Press Release, dated June 25, 2026
99.2	Investor Presentation, dated June 25, 2026
99.3	Social Media Posts by Synaptics Related to the Merger (LinkedIn, Instagram, X, Facebook, WeChat, Weibo), posted on June 25, 2026
99.4	Email from CEO of Synaptics to all Synaptics Employees, sent on June 25, 2026
99.5	FAQ made available to employees of Synaptics on June 25, 2026
99.6	Email sent to Customers of Synaptics on June 25, 2026
99.7	Email sent to Industry Partners of Synaptics on June 25, 2026
99.8	Email sent to Suppliers of Synaptics on June 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

7

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synaptics Incorporated

Dated: June 25, 2026

By:	/s/ Lisa Bodensteiner
Name:	Lisa Bodensteiner
Title:	Senior Vice President, Chief Legal Officer and Secretary